WEINBERG & COMPANY, P.A.
CERTIFIED PUBLIC ACCOUNTANTS

April 13, 2010

Mr. Joseph Glusic
Magnum D'Or Resources, Inc.
2850 W. Horizon Ridge Parkway
Suite 200
Henderson, Nevada 89052

Dear Mr. Glusic,

Based upon our letter to you dated April 8, 2010 and our Special Securities Counsel's Section 10A Notice Letter to Mr. Muchmore dated April 9, 2010, this letter is to inform you and Magnum d' Or Resources, Inc. that Weinberg & Company, P.A. ("W&C") is 1) withdrawing its audit opinions related to the financial statements of Magnum d'Or Resources, Inc. ("Magnum" or the "Company") for the fiscal years ended 2009 and 2008, which were included within Form 10-K filed with the Securities and Exchange Commission ("SEC") on January 13, 2010 and February 12, 2009, respectively; 2) confirming that on April 8, 2010 by prior letter, W&C advised you it had withdrawn its consents relating to Forms S-1 dated April 6, 2010; March 18, 2010; February 5, 2010; and; 3) advising you that W&C is hereby withdrawing its prior consent relative to the Form S-8 dated June 29, 2009.

Paragraph (b) of Item 4.02 of the SEC's Form 8-K Current Report Pursuant to Section 13 or 15(d) of the Exchange Act of 1934 applies if the company is advised by, or receives notice from, its independent accountants that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report.

W&C hereby formally advises Magnum that W&C's audit reports dated January 5, 2010 and February 6, 2009 cannot be relied upon because (among other things) additional disclosures related to the SEC's issuance of its Formal Order of Investigation, dated October 30, 2009, should have been included within W&C's audit report dated January 5, 2010 and within the footnotes to the Company's 2009 financial statement as a material event and contingency. Such Order was not provided to W&C until April 7, 2010.

6100 Glades Road • Suite 314
Boca Raton, Florida 33434
Telephone: 561.487.5765
Facsimile: 561.487.5766

1925 Century Park East • Suite 1120
Los Angeles, California 90067
Telephone: 310.601.2200
Facsimile: 310.601.2201
www.cpaweinberg.com

Room 2707, 27/F
Shui On Centre • 6-8 Harbour Road
Wanchai, Hong Kong, P.R.C.
Telephone: 852-2780-7231
Facsimile: 852-2780-8717

Upon receipt of this notification, Magnum is required to issue Form 8-K to notify the SEC's Office of Chief Accountant that its previously issued and above referenced financial statements cannot be relied upon. Please provide W&C a draft copy of Form 8-K for our review prior to the issuance and filing of this document with the SEC. Subsequent to the filing of Form 8-K, W&C will issue a letter to the SEC notifying the SEC of its agreement or lack of agreement with the information submitted on Form 8-K.

Please notify W&C as to when it should expect to receive a draft of the Company's Form 8-K.

Very Truly Yours,

WEINBERG & COMPANY, P.A.
Certified Public Accountant

cc: Barton Sacher, Esq.
James Muchmore, Esq.